UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): October 25, 2005

APPLE REIT SIX, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-51270	20-0620523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Apple REIT Six, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated October 25, 2005 and filed (by the required date) on October 27, 2005 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01    Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The financial statements below refer to a group of five hotels subject to a purchase contract involving related sellers. As of the date of this report, purchases have been completed for four of the five hotels. Closing on the remaining hotel has not occurred and there can be no assurance as of the date of this report that any such closing will occur.

(b)	Pro forma financial information

The below pro forma financial information pertains to the group of hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

(c)	Exhibits

None.

INDEX TO FINANCIAL STATEMENTS

Financial Statements of Businesses Acquired

Hilton Garden Inn Group

        (Audited)

Independent Auditors’ Report	2

Combined Balance Sheet – December 31, 2004	3

Combined Statement of Operations – Year Ended December 31, 2004	4

Combined Statement of Owner’s Deficit – Year Ended December 31, 2004	5

Combined Statement of Cash Flows – Year Ended December 31, 2004	6

Notes to the Combined Financial Statements	7

Hilton Garden Inn Group

        (Unaudited)

Independent Auditors’ Report

The Board of Directors

Larkspur Hospitality Development and Management Company, LLC

We have audited the accompanying combined balance sheet of the Hilton Garden Inn Group (collectively, the “Group” see Note 1), as of December 31, 2004, and the related combined statements of operations, owner’s deficit, and cash flows for the year then ended. These combined financial statements are the responsibility of the Group’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Group’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Group as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/    KPMG LLP

San Francisco, California

December 14, 2005

HILTON GARDEN INN GROUP

Combined Balance Sheet

As of December 31, 2004

Assets
Current assets:
Cash and cash equivalents	$60,656
Accounts receivable, net of allowance for doubtful accounts of $9,270	162,351
Due from affiliate	16,587
Prepaid expenses and other current assets	207,736

Total current assets	447,330

Restricted cash	1,804,969

Property and equipment:
Land and improvements	7,550,827
Building and improvements	36,817,174
Furniture, fixtures, and equipment	12,405,317

Total property and equipment	56,773,318
Less accumulated depreciation	(14,775,833)

Property and equipment, net	41,997,485

Other assets:
Loan fees, net of accumulated amortization of $370,225	16,071
Other	7,390

Total other assets, net	23,461

Total assets	$44,273,245

Liabilities and Owner’s Deficit
Current liabilities:
Accounts payable and accrued liabilities	$1,069,258
Due to affiliates	554,375
Current portion of long-term obligations	1,121,590

Total current liabilities	2,745,223

Long-term obligations, less current portion	44,125,905

Total liabilities	46,871,128
Owner’s deficit	(2,597,883)

Total liabilities and owner’s deficit	$44,273,245

See accompanying notes to combined financial statements.

HILTON GARDEN INN GROUP

Combined Statement of Operations

Year ended December 31, 2004

Revenues:
Room	$17,192,298
Telephone	191,151
Food and beverage	546,912
Rentals and meeting rooms	310,292
Other income	24,850

Total revenues	18,265,503

Costs and expenses:
Room (including payroll reimbursements of $3,404,347 paid to affiliates)	5,005,704
Depreciation and amortization	2,408,539
Telephone	156,515
Food and beverage (including payroll reimbursements of $181,233 paid to affiliates)	378,838
Rentals and other expenses	154,861
General and administrative (including payroll reimbursements of $406,757 paid to affiliates)	1,332,288
Marketing (including payroll reimbursements of $492,194 paid to affiliates)	1,376,268
Property maintenance (including payroll reimbursements of $459,744 paid to affiliates)	782,059
Utilities	691,536
Franchise and management fees (including amounts paid to affiliates of $694,230)	1,728,425
Property taxes	696,466
Insurance	401,546
Business taxes	50,670

Total costs and expenses	15,163,715

Income before other expense	3,101,788

Other expense:
Interest expense	2,407,541

Total other expense	2,407,541

Net income	$694,247

See accompanying notes to combined financial statements.

HILTON GARDEN INN GROUP

Combined Statement of Owner’s Deficit

Year ended December 31, 2004

Balance, December 31, 2003	$(1,694,921)
Distributions	(1,597,209)
Net income	694,247

Balance, December 31, 2004	$(2,597,883)

See accompanying notes to combined financial statements.

HILTON GARDEN INN GROUP

Combined Statement of Cash Flows

Year ended December 31, 2004

Cash flows from operating activities:
Net income	$694,247
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	2,393,886
Amortization of loan fees and franchise fees	207,814
Changes in certain operating assets and liabilities:
Accounts receivable, net	(3,677)
Due from affiliates	40,754
Prepaid expenses and other current assets	48,547
Accounts payable and accrued liabilities	(64,534)

Net cash provided by operating activities	3,317,037

Cash flows from investing activities:
Additions to property and equipment	(344,362)

Net cash used in investing activities	(344,362)

Cash flows from financing activities:
Payments on long term obligations	(1,050,998)
Distributions to owner	(1,597,209)
Increase in restricted cash, net	(312,603)

Net cash used in financing activities	(2,960,810)

Net increase in cash and cash equivalents	11,865
Cash and cash equivalents, beginning of year	48,791

Cash and cash equivalents, end of year	$60,656

See accompanying notes to combined financial statements.

HILTON GARDEN INN GROUP

Notes to Combined Financial Statements

(1)	Organization

The Group is comprised of five hotel properties (collectively, the “Hotels”). The Hotels are located within the states of California and Washington.

The entities owning the Hotels were all owned by Larkspur Hospitality GC, LLC, whose sole member was Larkspur Hospitality Development and Management Company, LLC (“LHDMC”). LHDMC provided management services to all five of the hotels.

On November 30, 2005, an affiliate of Apple REIT Six, Inc. acquired four of the Hotels. The fifth hotel, the Hilton Garden Inn in South San Francisco, is under contract to be acquired by an affiliate of Apple REIT Six, Inc. pending the completion of a subdivision of the parcel containing the Hotel and an adjacent property.

The accompanying combined financial statements have been prepared for purposes of enabling Apple REIT Six, Inc. to comply with certain requirements of the Securities and Exchange Commission.

(2)	Summary of Significant Accounting Policies

(a)	Principles of Combination

The combined financial statements include the accounts of the following Hotel properties:

Folsom Hilton Garden Inn

Milpitas Hilton Garden Inn

Renton Hilton Garden Inn

Roseville Hilton Garden Inn

South San Francisco Hilton Garden Inn

The Hotels were all under common ownership and control. All significant intercompany transactions and accounts have been eliminated in the combination.

(b)	Use of Estimates

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash held in financial institutions, and other highly liquid short term investments with original maturities of three months or less when purchased.

(d)	Restricted Cash

Pursuant to note agreements, certain Hotel properties are required to maintain cash reserves for taxes, insurance, and the replacement of and additions to furniture, fixtures, and equipment. The unexpended reserve, classified as restricted cash, totaled $1,804,969 as of December 31, 2004.

HILTON GARDEN INN GROUP

Notes to Combined Financial Statements—(Continued)

(e)	Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed on the straight-line basis over the following estimated useful lives:

Building and improvements	40 years
Furniture, fixtures, and equipment	3 to 7 years

Furniture, fixtures, and equipment consist primarily of room furniture, fixtures, kitchen equipment, computer equipment, and operating equipment. Operating equipment consists primarily of china, glassware, silverware, pots and pans, and linen and is depreciated over three years.

Repairs and maintenance are charged to expense as incurred.

Costs directly associated with the acquisition, development, and construction of the Hotel properties are capitalized. Such costs include interest, property taxes, insurance, preacquisition expenditures, and other direct costs incurred during the construction period.

The Group records impairment losses on property and equipment according to the provisions of statement of Financial Accounting Standards SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Whenever events or circumstances indicate that the carrying amount of property or equipment may not be fully recoverable, the carrying amount will be evaluated for impairment. When the undiscounted cash flows estimated to be generated by such property and equipment (excluding interest) are less than its carrying amount, it is considered impaired and the related carrying value of the property and equipment is adjusted to its estimated fair value. Long-lived assets that are held for disposal are reported at the lower of the assets’ carrying amount or estimated fair value less estimated costs of disposal. The estimation of fair value is inherently uncertain and relies on assumptions regarding current and future economics, market conditions, and the availability of capital. The management of the Group believes that there has been no impairment of the carrying value of its property and equipment assets as of December 31, 2004.

(f)	Other Assets

Other assets consist primarily of loan fees and license agreements which are being amortized on a straight line basis over the life of the related loan or license agreement. The straight line basis approximates the effective interest method of amortization for loan fees.

(g)	Income Taxes

No federal or state income taxes are payable by the Hotels in the Group or their limited liability company ownership entities, and therefore, no tax provision has been reflected in the accompanying financial statements. State of California minimum taxes on limited liability companies are included in business taxes in the accompanying statement of operations. Any federal or state income taxes due are the responsibility of the members of the ownership entities.

(h)	Fair Value of Financial Instruments

For certain financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and accrued liabilities, recorded amounts approximate fair value due to the relatively short-term nature of these instruments.

HILTON GARDEN INN GROUP

Notes to Combined Financial Statements—(Continued)

The fair value of the Group’s long-term obligations are estimated based on the current rates available to the Group for instruments of the same remaining maturities and terms. The estimated fair value of the Group’s long term obligations as of December 31, 2004 is $45,247,495. Management believes that the interest rates on the Group’s existing debt instruments approximate the rates it could obtain on a current basis. The fair value amount does not necessarily represent the amount that would be required to satisfy the debt obligation.

(i)	Revenue Recognition

Revenue is recognized as earned which generally occurs daily based upon room rentals and as other services are provided.

(k)	Transactions with Affiliate

For Hotels located in California, services have been provided to guests by Larkspur Hospitality Food and Beverage, LLC (“BEVCO”), an affiliated uncombined entity. Under the terms of a concession agreement between BEVCO and each of the respective Hotel entities, there was no fee paid between the BEVCO and any of the Hotel entities for the year ended December 31, 2004.

In addition, each Hotel is party to a management agreement with an affiliated management company, LHDMC under which management fees are payable and reimbursement of expenses may be paid to LHDMC or its affiliates as permitted under each management agreement. Fees and payroll reimbursements earned and paid under these arrangements totaled $694,230 and $4,944,275 for the year ended December 31, 2004, respectively.

(3)	Franchise and License Agreements

Each of the Hotels has a license agreement with Hilton Inns, Inc. (“Hilton”), a Delaware corporation, to operate each Hotel under the name Hilton Garden Inn. The license agreements have 20 year terms. The Hotels paid total initial fees of $79,300 to acquire the license agreements, which have been capitalized as other assets. The license agreements entitle Hilton to a monthly percentage fee equal to 3% of gross room revenues, as defined, for the first year of operations, 4% for the second year, and 5% thereafter. The license fee payments totaled $859,862 for the year ended December 31, 2004.

The license agreements also require payment to Hilton of monthly advertising fees equal to 1% of gross room revenues and monthly reservation fees equal to 1.7% plus a base fee based on the number of rooms at the Hotel. Advertising fees paid to Hilton, included in franchise fees in the accompanying combined statements of operations, totaled $174,334 for the year ended December 31, 2004. Reservation fees paid to Hilton, included in rooms expense, totaled $367,951 for the year ended December 31, 2004.

HILTON GARDEN INN GROUP

Notes to Combined Financial Statements—(Continued)

(4)	Long-Term Obligations

Long-term obligations consist of the following as of December 31, 2004:

Notes payable under master note agreement:
Principal and interest payable monthly through January 1, 2006, with one year extension option; interest at LIBOR plus 3.3% (5.6125% at December 31, 2004)	$45,206,295

Assessment bonds payable semiannually, interest ranging from 5% to 9%	41,200

45,247,495
Less current portion	(1,121,590)

$44,125,905

At December 31, 2004 the amounts due under the Master Note agreement totaled $84,403,939, including $45,206,295 allocable to the Group. The Master Note agreement contained cross collateralization provisions covering the assets of the Group and of other affiliates of LHDMC. All borrowing entities were jointly and severally liable for all amounts due. Following the sale of Group properties, the Master note was repaid in full.

Long term obligation maturities as of December 31, 2004 are as follows:

	Notes payable	Assessment fees	Total
2005	$1,118,313	3,277	1,121,590
2006	44,087,982	3,544	44,091,526
2007		3,833	3,833
2008		4,147	4,147
2009		4,486	4,486
Thereafter		21,913	21,913

	$45,206,295	41,200	45,247,495

(5)	Commitments and Contingencies

(a)	Environmental Matters

The Group follows a policy of monitoring its properties for the presence of hazardous or toxic substances. The Group is not aware of any environmental liability with respect to the properties that would have a material adverse effect on the Group’s business, assets, or results of operations. There can be no assurance that such a material environmental liability does not exist. The existence of any such material environmental liability could have an adverse effect on the Group’s results of operations and cash flow.

(b)	General Uninsured Losses

The Group is covered by commercial liability, fire, and extended coverage with respect to the properties. This coverage has policy specification and insured limits customarily carried for similar

HILTON GARDEN INN GROUP

Notes to Combined Financial Statements—(Continued)

properties. However, certain types of losses (such as from earthquakes and floods) may be either uninsurable or not economically insurable. Further, certain of the Hotel properties are located in areas that are subject to earthquake activity and floods. Should a Hotel sustain damage as a result of an earthquake, or flood, the Group may incur losses due to insurance deductibles, co-payments on insured losses, or uninsured losses. In addition, although the Group’s existing policies of insurance covering property damage do not exclude coverage for acts of terrorism, it is possible that such an exclusion could be imposed by an insurance carrier upon future policy renewal, in which case any losses from acts of terrorism might be uninsured. Earthquakes and floods as the result of an act of terrorism are not insured losses. Should an uninsured loss occur, the Group could lose some or all of its capital investment, cash flow, and anticipated profits related to one or more of the Hotel properties.

(c)	Litigation

Certain claims and lawsuits have arisen against the Group in its normal course of business. The Group believes that such claims and lawsuits will not have a material adverse effect on the Group’s financial position, cash flow, or results of operations.

HILTON GARDEN INN GROUP

Combined Balance Sheets (Unaudited)

	As of September 30, 2005	As of December 31, 2004
Assets
Current assets:
Cash and cash equivalents	$338,548	$60,656
Accounts receivable, net	348,757	162,351

Due from affiliate	19,569	16,587
Prepaid expenses and other current assets	358,534	207,736

Total current assets	1,065,408	447,330

Restricted cash	2,418,911	1,804,969

Property and equipment:
Land and improvements	7,564,704	7,550,827
Building and improvements	37,022,600	36,817,174
Furniture, fixtures, and equipment	12,372,156	12,405,317

Total property and equipment	56,959,460	56,773,318
Less accumulated depreciation	(16,558,826)	(14,775,833)

Property and equipment, net	40,400,634	41,997,485

Other assets:
Loan fees, net	—	16,071
Other	6,443	7,390

Total other assets, net	6,443	23,461

Total assets	$43,891,396	$44,273,245

Liabilities and Owner’s Deficit
Current liabilities:
Accounts payable and accrued liabilities	$2,334,998	$1,069,258
Due to affiliates	671,272	554,375
Current portion of long-term obligations	1,191,821	1,121,590

Total current liabilities	4,198,091	2,745,223

Long-term obligations, less current portion	43,224,765	44,125,905

Total liabilities	47,422,856	46,871,128
Owner’s deficit	(3,531,460)	(2,597,883)

Total liabilities and owner’s deficit	$43,891,396	$44,273,245

See also the audited financial statements included herein

HILTON GARDEN INN GROUP

Combined Statements of Operations (Unaudited)

For the Nine Months Ended

	September 30, 2005	September 30, 2004
Revenues:
Room	$14,583,105	$13,392,043
Telephone	96,753	155,097
Food and beverage	450,981	393,390
Rentals and meeting rooms	216,951	217,461
Other income	20,158	20,825

Total revenues	15,367,948	14,178,816

Costs and expenses:
Room	4,109,315	3,789,021
Telephone	92,664	122,796
Food and beverage	316,422	279,775
Rentals and other expenses	108,251	112,889
General and administrative	1,107,829	1,008,255
Marketing	1,252,652	995,725
Property maintenance	628,165	590,926
Utilities	555,923	522,767
Franchise and management fees	1,427,395	1,362,313
Property taxes	537,913	500,365
Insurance	225,397	294,637
Depreciation and amortization	1,782,993	1,797,265
Business taxes	41,808	35,898

Total costs and expenses	12,186,727	11,412,632

Income before other expense	3,181,221	2,766,184

Other expense:
Interest expense	2,180,290	1,747,656

Total other expense	2,180,290	1,747,656

Net income	$1,000,931	$1,018,528

See also the audited financial statements included herein

HILTON GARDEN INN GROUP

Combined Statements of Cash Flow (Unaudited)

For the Nine Months Ended

	September 30, 2005	September 30, 2004
Cash flows from operating activities:
Net income	$1,000,931	$1,018,528
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,782,993	1,797,265
Amortization of loan fees	16,962	154,077
Changes in certain operating assets and liabilities:
Accounts receivable, net	(186,406)	(264,920)
Due to affiliates	113,915	47,533
Prepaid expenses and other current assets	(151,677)	66,292
Accounts payable and accrued liabilities	1,265,740	335,738

Net cash provided by operating activities	3,842,458	3,154,513

Cash flows from investing activities:
Additions to property and equipment	(186,142)	(284,446)
Decrease in other assets	947	10,868

Net cash used in investing activities	(185,195)	(273,578)

Cash flows from financing activities:
Payments on notes payable	(830,909)	(781,557)
Distributions to owner, net	(1,934,520)	(1,607,969)
Increase in restricted cash	(613,942)	(363,150)

Net cash used in financing activities	(3,379,371)	(2,752,676)

Net increase in cash and cash equivalents	277,892	128,259

Cash and cash equivalents, beginning of year	60,656	48,791

Cash and cash equivalents, end of year	$338,548	$177,050

See also the audited financial statements included herein

Apple REIT Six, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005 (unaudited)

(in thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Six, Inc. (“AR6”) gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Acquisition Date
Larkspur HGI Group Acquisition
Hilton Garden Inn	Folsom, CA	$18.0	November 30, 2005
Hilton Garden Inn	Milpitas, CA	18.6	November 30, 2005
Hilton Garden Inn	Renton, WA	16.1	November 30, 2005
Hilton Garden Inn	Roseville, CA	20.8	November 30, 2005
Hilton Garden Inn	San Francisco, CA	12.3	Pending

Blumberg Acquisitions
Fairfield Inn	Orange Park, FL	7.2	November 8, 2005
Courtyard	Valdosta, GA	8.3	October 3, 2005

Briad Acquisitions
Courtyard	Farmington, CT	16.3	October 20, 2005

Homewood Suites	Laredo, TX	10.5	November 30, 2005
Springhill Suites	Dallas, TX	19.5	December 9, 2005

	Total	$147.6

This pro forma Balance Sheet also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Inn Ventures, Inc, Larry Blumberg & Associates, Inc., White Lodging Services Corporation or Western International, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of AR6 and the historical balance sheets of the hotels.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of AR6 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2005, nor does it purport to represent the future financial position of AR6.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with, and is qualified in its entirety by, the historical consolidated balance sheets of the acquired hotels included in this document.

Balance Sheet as of September 30, 2005 (unaudited)

(in thousands)

	Company Historical Balance Sheet	Laredo HWS	Larkspur HGI Group	Dallas Springhill Suites	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$551,266	$6,854	$40,401	$13,232	$151,070	(A)	$702,336
					(60,487	)(B)
Cash and cash equivalents	141,242	107	338	232	(131,919	)(C),(F)	10,000
Restricted cash-furniture, fixtures and equipment escrow	4,417	—	2,419	510	(2,929	)(C)	4,417
Other assets	13,030	29	733	308	(1,070	)(C)	13,030

Total Assets	$709,955	$6,990	$43,891	$14,282	$(45,335)		$729,783

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Mortgage notes payable	$43,875	$6,799	$44,417	$9,254	$(57,277	)(D)	$47,068
Accounts payable and accrued expenses	3,788	195	3,005	3,040	(5,619	)(D)	4,409

Total Liabilities	47,663	6,994	47,422	12,294	(62,896)		51,477
Shareholders’ equity (deficit)	—	(4)	(3,531)	1,988	1,547	(E)	—
Class B Convertible Stock, no par value, authorized 240,000 shares	24	—	—	—	—		24
Common stock, no par value, authorized 200,000,000 shares	685,962	—	—	—	16,014	(F)	701,976
Distribution greater than net income	(23,694)	—	—	—	—		(23,694)

Total Shareholders’ Equity	662,292	(4)	(3,531)	1,988	17,561		678,306

Total Liabilities and Shareholders’ Equity	$709,955	$6,990	$43,891	$14,282	$(45,335)		$729,783

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 10 properties, that have been, or will be, purchased after September 30, 2005, consists of the following. This purchase price allocation is preliminary and subject to change.

	Laredo HWS	Larkspur HGI	Blumberg 2 Hotels(G)	Briad 1 Hotel(G)	Dallas SHS	Total
Purchase price per contract	$10,500	$85,750	$15,505	$16,330	$19,500	$147,585
Other closing costs	61	72	53	263	84	$553
Acquisition fee payable to Apple Suites Realty Group (2%)	210	1,715	310	327	390	2,952

Investment in hotel properties	10,771	87,537	15,868	16,920	19,974	151,070	(A)
Net Other Assets/(Liabilities) assumed	2	(733)	(3,117)	(186)	220	(3,814)

Total purchase price	$10,773	$86,804	$12,751	$16,734	$20,194	$147,256	(F)

Less: Cash on hand to fund acquisitions						(141,242)
Plus: Working capital requirements						10,000

Equity Proceeds needed for acquisitions and working capital						$16,014	(F)

(B)	Represents elimination of historical net carrying value of real estate under prior owner.

(C)	Represents elimination of assets associated with prior owner.

(D)	Represents elimination of liabilities associated with prior owner.

(E)	Represents elimination of shareholders' equity associated with the prior owner.

(F)	Represents the reduction of cash and cash equivalents by the amount required to fund the two acquisitions.

(G)	The acquisition of these hotels occurred subsequent to September 30, 2005. Financial statements for these hotels were provided in Supplement No. 14 as part of a group of related hotels.

Apple REIT Six, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2004 and the nine months ended September 30, 2005

(in thousands)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Six, Inc. (“AR6”) gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Acquisition Date
Springhill Suites	Forth Worth, TX	$13.3	May 28, 2004
Courtyard	Myrtle Beach, SC	9.2	June 8, 2004
Marriott	Redmond, WA	64.0	July 7, 2004
Marriott	Boulder, CO	30.0	May 9, 2005
Residence Inn	Pittsburgh, PA	11.0	September 2, 2005
Residence Inn	Laredo, TX	11.5	September 12, 2005
Hilton Garden Inn	Saratoga Springs, NY	17.8	September 29, 2005
Springhill Suites	Dallas, TX	19.5	December 9, 2005
Homewood Suites	Laredo, TX	10.5	November 30, 2005

Stonebridge Portfolio (10 Hotels):
Hilton Garden Inn	Anchorage, AK	18.9	October 12, 2004
Homewood Suites	Anchorage, AK	13.2	October 12, 2004
Hilton Garden Inn	Arcadia, CA	12.0	October 12, 2004
Springhill Suites	Arcadia, CA	8.1	October 12, 2004
Hampton Inn & Suites	Glendale, CO	14.7	October 12, 2004
Hampton Inn	Lakewood, CO	10.6	October 12, 2004
Hilton Garden Inn	Lake Forest, CA	11.4	October 12, 2004
Hampton Inn	Phoenix, AZ	6.7	October 12, 2004
Hampton Inn	Anchorage, AK	11.5	March 14, 2005
Hampton Inn	Foothill Ranch, CA	7.4	April 21, 2005

Blumberg Acquisition (19 Hotels):
Courtyard	Dothan, AL	8.0	August 11, 2005
Courtyard	Panama City, FL	9.2	Pending
Courtyard	Pensacola, FL	11.4	August 25, 2005
Courtyard	Tuscaloosa, AL	7.6	August 25, 2005
Courtyard	Valdosta, GA	8.3	October 3, 2005
Courtyard	Albany, GA	8.6	June 24, 2005
Fairfield Inn	Birmingham, AL	2.2	August 25, 2005
Fairfield Inn	Huntsville, AL	5.0	September 30, 2005
Fairfield Inn	Orange Park, FL	7.2	November 8, 2005
Fairfield Inn	Pensacola, FL	4.9	August 25, 2005
Fairfield Inn	Tuscaloosa, AL	4.0	August 25, 2005
Hampton Inn & Suites	Dothan, AL	8.7	June 24, 2005
Hampton Inn & Suites	Pensacola, FL	9.3	July 22, 2005
Springhill Suites	Clearwater, FL	6.9	Pending
Springhill Suites	Montgomery, AL	6.8	September 30, 2005
Springhill Suites	Savannah, GA	5.4	September 30, 2005
Residence Inn	Lakeland, FL	9.9	June 24, 2005
Residence Inn	Huntsville, AL	8.3	June 24, 2005
Residence Inn	Columbus, GA	7.9	June 24, 2005

Western Acquisition (6 Hotels):
Springhill Suites	Tempe, AZ	8.1	June 30, 2005
Springhill Suites	Arlington, TX	7.5	June 30, 2005
Town Place Suites	Tempe, AZ	8.1	June 30, 2005
Town Place Suites	Arlington, TX	7.1	June 30, 2005
Town Place Suites	Las Colinas, TX	7.2	June 30, 2005
Residence Inn	Ft. Worth, TX	17.0	May 6, 2005

Franchise	Location	Gross Purchase Price (millions)	Acquisition Date

Briad Acquisition (5 Hotels):
Homewood Suites	Wallingford, CT	12.7	July 8, 2005
Homewood Suites	Somerset, NJ	17.8	August 17, 2005
Residence Inn	Mt. Olive, NJ	12.1	September 15, 2005
Residence Inn	Rocky Hill, CT	12.1	August 1, 2005
Courtyard	Farmington, CT	16.3	October 20, 2005

Hilton Acquisition (2 Hotels):
Homewood Suites	Forth Worth, TX	9.1	May 24, 2005
Homewood Suites	Nashville, TN	8.1	May 24, 2005

Larkspur HGI Group Acquisition (5 Hotels):
Hilton Garden Inn	Roseville, CA	20.8	November 30, 2005
Hilton Garden Inn	Folsom, CA	18.0	November 30, 2005
Hilton Garden Inn	Milpitas, CA	18.6	November 30, 2005
Hilton Garden Inn	Renton, WA	16.1	November 30, 2005
Hilton Garden Inn	San Francisco, CA	12.3	Pending

	Total	$669.9

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Marriott International, Inc., Stonebridge Realty Advisors, Inc., Larry Blumberg & Associates, Inc., Western International, Inc., White Lodging Services Corporation, Hilton Hotels Corporation, or Innventures, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of AR6 and the historical Statement of Operations of the hotels.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of AR6 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of January 1, 2004, nor does it purport to represent the future financial position of AR6.

The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with, and are qualified in their entirety by, the historical consolidated statement of operations of the acquired hotels included in this prospectus.

For the year ended December 31, 2004 (unaudited)

	Company Historical Statement of Operations (A)	Springhill Suites by Marriott Ft. Worth (A)	Courtyard by Marriott Myrtle Beach (A)	Marriott Town Center Redmond (A)	Stonebridge Portfolio (A)	Marriott Boulder (A)	Blumberg Acquisition (A)	Western Acquisition (A)	Pittsburgh Acquisition (A)	Hilton Acquisition (A)	Larkspur HGI Group Acquisition (A)	Hilton Garden Inn—Saratoga Springs, NY	Springhill Suites Dallas, TX	Pro forma Adjustments		Total Pro forma
Revenue:
Suite revenue	$12,092	$—	$877	$—	$22,495	$5,527	$25,623	$8,692	$3,190	$5,624	$17,192	$4,081	$2,871	$—		$108,264
Other operating revenue	2,343	—	73	—	1,293	1,957	833	220	—	284	1,074	234	225	—		8,536

Total revenue	14,435	—	950	—	23,788	7,484	26,456	8,912	3,190	5,908	18,266	4,315	3,096	—		116,800
Expenses:
Operating expenses	9,247	—	412	—	11,820	3,709	9,226	4,504	1,321	3,523	8,547	1,847	2,158	—		56,314
General and administrative	1,210	18	83	212	317	179	1,574	1,103	364	227	1,332	320	169	1,000	(B)	8,108
Management fees	503	—	67	—	1,275	1,074	3,386	346	469	175	1,728	134	305			9,462
Taxes, insurance and other	663	—	64	—	1,174	456	2,169	704	3,045	482	1,148	202		(2,963	)(H)	7,144
Depreciation of real estate owned	1,881	—	—	—	2,801	533	3,156	887	436	815	2,409	443	1,032	(1,467	)(C),(D)	12,926
Interest, net	(328)	—	—	—	3,185	1,226	2,909	1,211	1,239	—	2,408	521	434	(9,241	)(E)	3,564

Total expenses	13,176	18	626	212	20,572	7,177	22,420	8,755	6,874	5,222	17,572	3,467	4,098	(12,671)		97,518
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$1,259	$(18)	$324	$(212)	$3,216	$307	$4,036	$157	$(3,684)	$686	$694	$848	$(1,002)	$12,671		$19,282

Earnings per common share:
Basic and diluted	$0.10															$0.41

Basic and diluted weighted average common shares outstanding	12,300													34,720	(F)	47,020

For the nine months ended September 30, 2005 (unaudited)

	Company Historical Statement of Operations (A)	Stonebridge Portfolio (A)	Marriott Boulder (A)	Blumberg Acquisition (A)	Western Acquisition (A)	Pittsburgh Acquisition (A)	Hilton Acquisition (A)	Larkspur HGI Group Acquisition (A)	Hilton Garden Inn—Saratoga Springs, NY	Springhill Suites Dallas, TX	Pro forma Adjustments		Total Pro Forma
Revenue:
Suite revenue	$57,482	$936	$1,792	$19,658	$5,822	$2,276	$2,312	$14,583	$3,059	$2,220	$—		$110,140
Other operating revenue	6,270	24	567	648	119	—	102	785	183	153	—		8,851

Total revenue	63,752	960	2,359	20,306	5,941	2,276	2,414	15,368	3,242	2,373	—		118,991
Expenses:
Operating expenses	31,876	385	1,224	7,418	2,213	1,077	1,380	7,064	1,404	1,983	—		56,024
General and administrative	2,308	22	287	2,751	776	129	233	1,108	353	—	400	(B)	8,367
Management fees	4,443	107	220	813	250	280	72	1,427	101	270	—		7,983
Taxes, insurance and other	3,283	265	71	651	438	155	84	805	127	—	—		5,879
Depreciation of real estate owned	6,659	103	74	1,719	601	210	253	1,783	188	818	(326	) (C),(D)	12,082
Interest, net	(2,098)	162	328	2,251	798	829	—	2,180	295	448	(2,572	)(E)	2,621

Total expenses	46,471	1,044	2,204	15,603	5,076	2,680	2,022	14,367	2,468	3,519	(2,498)		92,956
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$17,281	$(84)	$155	$4,703	$865	$(404)	$392	$1,001	$774	$(1,146)	$2,498		$26,035

Earnings per common share:
Basic and diluted	$0.34												$0.47

Basic and diluted weighted average common shares outstanding	50,446										4,745	(F)	55,191

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels acquired on a pro forma basis as if the hotels were owned by the Company at January 1, 2004 and for the respective periods prior to acquisition by the Company in 2004 and 2005. Additionally, 6 properties began operations in 2004, two began operations in 2005, and four were under construction as of September 30, 2005. Therefore, these hotels had limited historical operational activity. The properties and their respective opening dates were as follows: Homewood Suites, Anchorage—03/09/2004, Hilton Garden Inn, Lake Forest—3/31/2004, Springhill Suites, Ft. Worth—05/28/2004, Marriott, Redmond—6/19/2004, Courtyard, Albany—11/11/2004, Hampton Inn & Suites, Dothan, 12/1/2004, Residence Inn, Ft. Worth—4/13/05, Hampton Inn & Suites, Pensacola—07/19/2005, Courtyard, Panama City—under construction, Homewood Suites, Laredo—under construction, Courtyard, Farmington—under construction and Springhill Suites, Clearwater—under construction.

(B)	Represents the advisory fee of .15% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company plus anticipated legal and accounting fees, and other costs associated with being a public company.

(C)	Represents the elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operations. The weighted average lives of the depreciable assets are 39 years for building and 7 years for FF&E. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.

(E)	Represents elimination of interest income on cash used to fund acquisitions as well as interest expense related to prior the owner's debt, which was not assumed.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel. The calculation assumes all properties were acquired on the later of January 1, 2004 or the date the hotel opened.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiary is zero based on the contractual agreements put in place between the Company and our lessee based on a combined rate of 40%. Based on the terms of the lease agreements, our taxable subsidiary would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H)	Represents elimination of a non-recurring expense related to prior owners, including a $2.9 million impairment charge attributable to the cost basis of the prior owner of the Pittsburgh Residence Inn, which is therefore not applicable to the Company’s cost.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Six, Inc.

By: /s/ Glade M. Knight

Glade M. Knight,

President

December 19, 2005